Exhibit 99.1

N E W S    R E L E A S E

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports Third Quarter 2012 Results

Waco, Texas   November 14, 2012……….

Highlights and Key Points:

•                  FirstCity reported third quarter 2012 earnings of $4.8 million or $0.45 per diluted share.

•                  FirstCity and its partners acquired $17.5 million of portfolio assets with a face value of $45.1 million during the third quarter of 2012.

•                  FirstCity and its partners, year to date, have acquired $157.0 million of portfolio assets with a face value of $343.8 million.

•                  FirstCity invested $1.4 million in non-portfolio debt and equity investments during the third quarter of 2012, bringing year-to-date totals to $13.1 million.

•      In November 2012, FirstCity entered into an agreement to sell its 37.4% ownership interest in UBN for 20 million Euros, with a closing date no later than December 20, 2012.

Components of FirstCity’s quarterly and year-to-date earnings results are summarized below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2012	2011	2012	2011
	(Unaudited)
Portfolio Asset Acquisition and Resolution	$6,367	$3,136	$20,288	$10,725
Special Situations Platform	858	1,376	1,885	3,469
Corporate and other	(2,458)	(1,782)	(7,554)	(5,311)
Net earnings attributable to FirstCity	$4,767	$2,730	$14,619	$8,883
Diluted earnings per common share	$0.45	$0.26	$1.38	$0.86

Portfolio Asset Acquisition and Resolution Business Segment

For the third quarter of 2012 (“Q3 2012”), our Portfolio Asset Acquisition and Resolution business segment reported $6.4 million in earnings — comprised primarily of $14.2 million in revenues, $2.8 million of equity income from unconsolidated subsidiaries, $0.7 million of gains from the sale of subsidiaries, $7.5 million of operating costs and expenses, $1.7 million of net income attributable to noncontrolling interests, and $2.2 million of provisions to consolidated assets. Revenue streams from our core investment activities and servicing platforms continued to support earnings for Q3 2012, due to increased collections and loan sales from majority-owned U.S. portfolios. Additional information related to our Portfolio Asset Acquisition and Resolution business segment for Q3 2012, including investment activity and the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

(more)

The Company’s unrealized gross profit associated with its core portfolio assets totaled $78.0 million at September 30, 2012. Unrealized gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Special Situations Platform Business Segment

Our Special Situations Platform business segment provided $0.9 million in earnings for Q3 2012 — comprised primarily of $4.5 million in revenues, $1.5 million of equity income from unconsolidated subsidiaries, and $4.7 million of operating costs and expenses. Net earnings for Q3 2012 were positively impacted by continued revenue streams from our consolidated railroad operations.

Additional information related to our Special Situations Platform business segment for Q3 2012, including the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Wednesday, November 14, 2012 at 9:00 a.m. Central Time to discuss Q3 2012 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation Third Quarter 2012 Conference Call
Date:	Wednesday, November 14, 2012
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic:	800-264-7882
	International:	847-413-3708

	Passcode:	33695842

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), its reports to stockholders and other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations and Selected Balance Sheet Data

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Servicing fees	$3,745	$2,829	$12,886	$7,734
Income from Portfolio Assets	7,741	11,964	22,111	33,902
Gain on sale of SBA loans held for sale, net	248	306	1,104	1,836
Interest income from SBA loans	408	350	1,145	1,024
Interest income from loans receivable	258	872	1,020	2,683
Revenue from railroad operations	4,245	2,157	7,881	5,017
Other income	2,169	1,774	6,748	5,751
Total revenues	18,814	20,252	52,895	57,947

Costs and expenses:
Interest and fees on notes payable to banks and other	1,230	3,195	4,302	10,156
Interest and fees on note payable to affiliate	—	374	—	1,140
Salaries and benefits	5,785	5,360	17,231	16,034
Provision for loan and impairment losses	2,169	1,553	3,408	2,370
Asset-level expenses	844	1,572	2,819	4,716
Costs and expenses from railroad operations	3,271	1,211	5,970	2,978
Other costs and expenses	3,672	4,114	11,442	8,981
Total costs and expenses	16,971	17,379	45,172	46,375

Earnings before other revenue and income taxes	1,843	2,873	7,723	11,572
Equity income from unconsolidated subsidiaries	4,249	2,777	10,797	7,931
Gain on business combination	—	155	935	433
Gain on sale of subsidiaries	746	—	746	5
Earnings before income taxes	6,838	5,805	20,201	19,941
Income tax expense (benefit)	(59)	421	779	2,047
Net earnings	6,897	5,384	19,422	17,894
Less: net income attributable to noncontrolling interests	2,130	2,654	4,803	9,011
Net earnings attributable to FirstCity	$4,767	$2,730	$14,619	$8,883

Basic earnings per share of common stock:
Net earnings per common share	$0.45	$0.26	$1.39	$0.86
Weighted average common shares outstanding (in thousands)	10,345	10,290	10,330	10,279

Diluted earnings per share of common stock:
Net earnings per common share	$0.45	$0.26	$1.38	$0.86
Weighted average common shares outstanding (in thousands)	10,436	10,326	10,402	10,297

	September 30,	December 31,
	2012	2011
	(Unaudited)
Selected Balance Sheet Data:
Cash and cash equivalents	$41,656	$34,802
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
United States	141,245	199,093
Latin America	8,698	17,048
Europe	32,390	41,447
Special Situations Platform assets - U.S.	44,654	51,099
Service fees receivable and other assets	13,826	12,857
Total assets	$282,469	$356,346

Notes payable to banks and other debt obligations	$117,839	$189,936
Other liabilities	25,735	29,007
Total liabilities	143,574	218,943
FirstCity stockholders’ equity	129,066	111,976
Noncontrolling interests	9,829	25,427
Total equity	138,895	137,403
Total liabilities and equity	$282,469	$356,346

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$14,193	$17,287	$43,229	$50,383
Equity income from unconsolidated subsidiaries	2,767	1,401	9,089	4,781
Gain on sale of subsidiaries	746	—	746	5
Gain on business combinations	—	—	—	278
Costs and expenses	(7,457)	(11,840)	(25,518)	(34,372)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	10,249	6,848	27,546	21,075
Provision for loan and impairment losses, net	(2,169)	(1,553)	(3,408)	(2,370)
Net income attributable to noncontrolling interests	(1,713)	(2,159)	(3,850)	(7,980)
Operating contribution, net of direct taxes	$6,367	$3,136	$20,288	$10,725

Special Situations Platform segment:
Revenues	$4,503	$2,905	$9,363	$7,424
Equity income (loss) from unconsolidated subsidiaries	1,482	1,376	1,708	3,150
Gain on business combination	—	155	935	155
Costs and expenses	(4,710)	(2,565)	(9,168)	(6,229)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	1,275	1,871	2,838	4,500
Net income attributable to noncontrolling interests	(417)	(495)	(953)	(1,031)
Operating contribution, net of direct taxes	$858	$1,376	$1,885	$3,469

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity income of investments by region:
United States	$13,297	$11,538	$40,817	$31,826
Latin America	2,608	2,820	6,363	8,535
Europe	1,055	4,330	5,138	14,803
Total	$16,960	$18,688	$52,318	$55,164

Revenues and equity income of investments by source:
Equity income from unconsolidated subsidiaries	$2,767	$1,401	$9,089	$4,781
Income from Portfolio Assets	7,741	11,964	22,111	33,902
Servicing fees	3,745	2,829	12,886	7,734
Gain on sale of SBA loans held for sale, net	248	306	1,104	1,836
Interest income from SBA loans	408	350	1,145	1,024
Interest income from loans receivable	—	379	—	1,170
Other	2,051	1,459	5,983	4,717
Total	$16,960	$18,688	$52,318	$55,164

Special Situations Platform segment:
Revenues and equity income of investments by source:
Equity income from unconsolidated subsidiaries	$1,482	$1,376	$1,708	$3,150
Interest income from loans receivable	258	493	1,020	1,513
Revenue from railroad operations	4,245	2,157	7,881	5,017
Other	—	255	462	894
Total	$5,985	$4,281	$11,071	$10,574

Number of personnel at period end:
U.S. - Portfolio Asset Acquisition and Resolution segment	102	89
U.S. - Special Situations Platform segment	57	38
Latin America - Portfolio Asset Acquisition and Resolution segment	104	118
Corporate	31	30
Total personnel	294	275

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Analysis of Equity Investments
FirstCity’s average investment:
U.S. - Portfolio Asset Acquisition and Resolution segment	$55,406	$54,789	$55,367	$44,183
U.S. - Special Situations Platform segment	12,539	12,944	12,494	13,325
Latin America	4,596	14,148	4,498	14,427
Europe	—	—	—	(25)
Europe - servicing subsidiaries	25,759	35,581	31,499	35,295
Latin America - servicing subsidiaries	2,905	3,216	2,911	3,107
Total	$101,205	$120,678	$106,769	$110,312

FirstCity’s share of equity income (loss):
U.S. - Portfolio Asset Acquisition and Resolution segment	$1,337	$700	$4,617	$1,520
U.S. - Special Situations Platform segment	1,482	1,376	1,708	3,150
Latin America	563	(880)	472	(1,152)
Europe	—	—	—	29
Europe - servicing subsidiaries	724	1,452	3,616	3,825
Latin America - servicing subsidiaries	143	129	384	559
Total	$4,249	$2,777	$10,797	$7,931

Selected Other Data:
Average investment in consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$98,391	$157,282	$115,141	$176,873
U.S. - Special Situations Platform segment	11,261	23,216	15,376	23,172
Latin America	557	17,199	244	17,541
Europe	3,978	7,768	4,397	11,709
Total	$114,187	$205,465	$135,158	$229,295

Income from consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$8,259	$8,367	$23,405	$23,827
U.S. - Special Situations Platform segment	258	493	1,020	1,513
Latin America	46	1,997	492	4,285
Europe	92	2,635	463	9,820
Total	$8,655	$13,492	$25,380	$39,445

Servicing fee revenues:
Portfolio assets - U.S. partnerships:
Servicing fee revenue	$2,222	$1,240	$6,315	$3,092
Average servicing fee	3.0%	3.1%	3.1%	3.2%
Portfolio assets - Latin American partnerships:
Servicing fee revenue	$1,160	$1,335	$3,940	$4,109
Average servicing fee %	26.0%	22.0%	28.5%	24.3%
Incentive service fees	$208	$—	$2,126	$—
Portfolio assets - all partnerships (total):
Servicing fee revenue	$3,590	$2,575	$12,381	$7,201
Average servicing fee %	4.6%	5.6%	5.7%	6.3%
Service fees - SBA loans	$155	$254	$505	$533
Total service fees	$3,745	$2,829	$12,886	$7,734

Collections:
U.S. unconsolidated partnerships	$73,121	$39,657	$202,196	$97,413
Latin American unconsolidated partnerships	5,188	7,400	16,202	20,740
Total unconsolidated partnership collections	78,309	47,057	218,398	118,153
U.S. consolidated partnerships	24,779	28,721	72,708	77,246
Latin American consolidated partnerships	48	1,906	500	3,852
European consolidated partnerships	314	3,676	1,386	27,727
Total consolidated partnership collections	25,141	34,303	74,594	108,825
Total collections	$103,450	$81,360	$292,992	$226,978

Servicing portfolio (face value) at period end:
United States	$1,269,783	$1,230,555
Latin America	1,479,933	1,448,967
Europe	1,197,970	1,212,280
Total	$3,947,686	$3,891,802

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

						FirstCity
	Portfolio Purchases			FirstCity	FirstCity	Investment
	United			Investment	Investment	in Special
	States	Europe	Total	in Portfolios	in Other	Situations	Total
2012
3rd Quarter	$17,474	$—	$17,474	$5,586	$1,424	$—	$7,010
2nd Quarter	48,338	—	48,338	10,263	6,786	—	17,049
1st Quarter	90,853	382	91,235	9,548	3,906	1,000	14,454
Total Year 2012	$156,665	$382	$157,047	$25,397	$12,116	$1,000	$38,513
2011
4th Quarter	$105,075	$1,798	$106,873	$12,342	$7,554	$—	$19,896
3rd Quarter	87,112	594	87,706	18,728	7,814	2,601	29,143
2nd Quarter	81,653	—	81,653	22,159	7,396	—	29,555
1st Quarter	11,091	—	11,091	4,810	9,931	700	15,441
Total Year 2011	$284,931	$2,392	$287,323	$58,039	$32,695	$3,301	$94,035
Total Year 2010	$225,764	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$200,590	$147,654	$33,873	$12,415	$193,942

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
United States	$17,474	$87,112	$156,665	$179,856
Europe	—	594	382	594
Total	$17,474	$87,706	$157,047	$180,450

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
2012 (nine months)	$157,047	$25,397
2011	287,323	58,039
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307

	September 30,	December 31,
	2012	2011
Portfolio acquisition and resolution asset holdings by region:
United States	$141,245	$199,093
Latin America	8,698	17,048
Europe	32,390	41,447
Total	$182,333	$257,588

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
2012 (nine months)	$1,000	$1,000	$—	$1,000
2011	3,301	1,200	2,101	3,301
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands, except exchange rate data)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	September 30, 2012
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$—	$4,798	$22,046	$23,008	$437	$11,739	$62,028

Germany	—	—	3,228	511	—	214	3,953

Mexico	—	—	—	713	—	—	713

Total	$—	$4,798	$25,274	$24,232	$437	$11,953	$66,694

	December 31, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$9,429	$4,749	$50,133	$27,313	$1,149	$26,649	$119,422

Germany	—	—	3,700	567	—	207	4,474

Mexico (1)	—	—	—	4,851	—	—	4,851

Total	$9,429	$4,749	$53,833	$32,731	$1,149	$26,856	$128,747

(1)	Classified and reported as “assets held for sale” on FirstCity’s consolidated balance sheet.

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net earnings attributable to FirstCity	$4,767	$2,730	$14,619	$8,883
Foreign currency gains (losses), net:
Euro	$301	$(310)	176	689
Mexican Peso	55	(513)	62	15
Chilean Peso	360	—	449	57

Exchange rate at valuation date:
Euro	0.78	0.74
Mexican Peso	12.85	13.42
Chilean Peso	474.50	514.40

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets (Unaudited)

September 30, 2012

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2010	12/31/2011	9/30/2012
Domestic	$196,159	163,050	110,942
Europe	31,826	9,381	6,835
Latin America	23,329	15,298	11,051
Total	$251,314	187,729	128,828

	Estimated Remaining Collections (2)
	12/31/2010	12/31/2011	9/30/2012
Domestic	$290,626	238,547	163,046
Europe	43,634	15,262	13,687
Latin America	66,564	50,955	30,063
Total	$400,825	304,764	206,796

	Estimated Unrealized Gross Profit (3)
	12/31/2010	12/31/2011	9/30/2012
Domestic	$94,469	75,497	52,104
Europe	11,807	5,880	6,852
Latin America	43,235	35,658	19,012
Total	$149,511	117,036	77,968

	Estimated Unrealized Gross Profit %
	12/31/2010	12/31/2011	9/30/2012
Domestic	32.50%	31.65%	31.96%
Europe	27.06%	38.53%	50.06%
Latin America	64.95%	69.98%	63.24%
Total	37.30%	38.40%	37.70%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2010	12/31/2011	9/30/2012
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the balance sheet of the respective Form 10-K or 10-Q)	$216,061	128,747	66,694
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non- controlling interests” as reported on the balance sheet of the respective Form 10-K or 10-Q)	(23,482)	(13,556)	(4,867)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Equity Investments” footnote, and “Investment securities” as reported on the balance sheet of the respective Form 10-K or 10-Q)	58,735	72,538	67,002
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$251,314	187,729	128,828